      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 2, 1997

                                                      REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                             KERR-MCGEE CORPORATION
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                      73-0311467
(State or other jurisdiction of incorporation     (I.R.S. Employer Identification Number)
               or organization)

                               KERR-MCGEE CENTER
                         OKLAHOMA CITY, OKLAHOMA 73125
                             ---------------------
   (Address, including zip code, of Registrant's principal executive office)

                             KERR-MCGEE CORPORATION
                            SAVINGS INVESTMENT PLAN
                                      AND
                             KERR-MCGEE CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN
                           (Full title of the Plans)

                             KERR-MCGEE CORPORATION
                               KERR-MCGEE CENTER
                         OKLAHOMA CITY, OKLAHOMA 73125
                                 (405) 270-1313
           (Name, address, including zip code, and telephone number,
             including area code, of Registrant's agent for service

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                        AMOUNT TO        PROPOSED MAXIMUM       PROPOSED MAXIMUM       AMOUNT OF
                                            BE            OFFERING PRICE       AGGREGATE OFFERING     REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED    REGISTERED         PER SHARE(A)             PRICE(A)             FEE(A)
--------------------------------------------------------------------------------------------------------------------
Common Stock, $1.00 par value per
  share(b)..........................    1,600,000            $64.4375              10,100,000          $31,242.42
==================================================================================================================

(a) Estimated for calculation of registration fee only, pursuant to Rule 457(h), on the basis of the average of the high and low prices at which sales of securities of the same class were reported on the New York Stock Exchange composite tape on May 28, 1997.

(b) 300,000 shares of common stock are being offered pursuant to the Kerr-McGee Corporation Savings Investment Plan and 1,300,000 shares of common stock are being offered pursuant to the Kerr-McGee Corporation Employee Stock Ownership Plan.

     IN ADDITION, PURSUANT TO RULE 416(c) UNDER THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT ALSO COVERS AN INDETERMINATE AMOUNT OF INTERESTS TO BE OFFERED OR SOLD PURSUANT TO THE KERR-MCGEE CORPORATION SAVINGS INVESTMENT PLAN AND THE KERR-MCGEE CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN.

================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents previously filed by Kerr-McGee Corporation (the "Company" or the "Registrant") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), File No. 1-3939, are hereby incorporated by reference in this Registration Statement.

          (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996;

          (b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997;

          (c) The description of the Company's common stock contained in Form S-3 dated April 13, 1987 (File No. 33-13157);

          (d) The Annual Report on Form 11-K for the year ended December 31, 1995 for the Kerr-McGee Corporation Savings Investment Plan.

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement indicating that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  Description of Securities

     Not required.

ITEM 5.  Interests of Named Experts and Counsel

     None.

ITEM 6.  Indemnification of Directors and Officers

     Section 145 of the General Corporation Law of the State of Delaware (the "Delaware Law") empowers a Delaware corporation to indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such officer, director, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests, and, for criminal proceedings, had no reasonable cause to believe his conduct was unlawful. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director actually and reasonably incurred.

     Article NINTH of the Restated Certificate of Incorporation of the Company provides as follows:

     "To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No repeal, amendment or modification of this article, whether direct or indirect, shall eliminate or reduce its effect with respect to any act or omission prior to such repeal, amendment or modification."

     Article XXII of the Bylaws of the Company provides that the Company shall indemnify to the fullest extent permitted by law any person made, or threatened to be made, a party to an action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was a director, officer or employee of the Company or serves or served any other enterprise at the request of the Company.

     In addition, the Company has director and officer insurance and other insurance policies which insure directors and officers against loss in connection with actions taken or omitted to be taken in their official capacities.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable.

ITEM 8. EXHIBITS

     The following exhibits are filed as part of this Registration Statement:

           4             Rights Agreement dated as of July 9, 1996 between the
                            Company and The Liberty National Bank & Trust Co. of
                            Oklahoma City (incorporated by reference to Exhibit 1 to
                            the Registration Statement on Form 8-A (File No. 1-3939)
                            dated July 9, 1996).
           5             Opinion of Russell G. Horner, Jr.
          23.1           Consent of Arthur Andersen LLP.
          23.2           Consent of Russell G. Horner, Jr. (included in Exhibit 5).
          24             Powers of Attorney.

ITEM 9. UNDERTAKINGS

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

          (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Act");

          (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration

     Statement, provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for the purposes of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) That, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (5) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on this 30th day of May 1997.

                                            KERR-McGEE CORPORATION
                                                        (Registrant)

                                            By      /s/ LUKE R. CORBETT*
                                             -----------------------------------
                                                      Luke R. Corbett
                                                Chairman of the Board, Chief
                                                         Executive
                                                    Officer and Director

     Pursuant to the requirements of the Securities Act of 1933, the persons who administer the Kerr-McGee Corporation Savings Investment Plan and the Kerr-McGee Corporation Employee Stock Ownership Plan, respectively have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on May 30, 1997.

                                            KERR-McGEE CORPORATION
                                            SAVINGS INVESTMENT PLAN and
                                            EMPLOYEE STOCK OWNERSHIP PLAN

                                            By      /s/ JOHN C. LINEHAN
                                             -----------------------------------
                                                      John C. Linehan
                                                 Chairman of the Kerr-McGee
                                               Corporation Benefits Committee

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

                /s/ LUKE R. CORBETT*                   Chairman of the Board, Chief       May 30, 1997
-----------------------------------------------------    Executive Officer and Director
                   Luke R. Corbett

                /s/ TOM J. MCDANIEL*                   Vice Chairman and Director         May 30, 1997
-----------------------------------------------------
                   Tom J. McDaniel

                 /s/ JOHN C. LINEHAN                   Executive Vice President and       May 30, 1997
-----------------------------------------------------    Chief Financial Officer
                   John C. Linehan

               /s/ DEBORAH A. KITCHENS                 Vice President and Controller and  May 30, 1997
-----------------------------------------------------    Chief Accounting Officer
                 Deborah A. Kitchens

                /s/ PAUL M. ANDERSON*                  Director                           May 30, 1997
-----------------------------------------------------
                  Paul M. Anderson

                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

               /s/ BENNETT E. BIDWELL*                 Director                           May 30, 1997
-----------------------------------------------------
                 Bennett E. Bidwell

               /s/ MARTIN C. JISCHKE*                  Director                           May 30, 1997
-----------------------------------------------------
                  Martin C. Jischke

               /s/ WILLIAM C. MORRIS*                  Director                           May 30, 1997
-----------------------------------------------------
                  William C. Morris

                 /s/ JOHN J. MURPHY*                   Director                           May 30, 1997
-----------------------------------------------------
                   John J. Murphy

               /s/ RICHARD M. ROMPALA*                 Director                           May 30, 1997
-----------------------------------------------------
                 Richard M. Rompala

                /s/ FARAH M. WALTERS*                  Director                           May 30, 1997
-----------------------------------------------------
                  Farah M. Walters

               *By /s/ JOHN C. LINEHAN                                                    May 30, 1997
  -------------------------------------------------
                   John C. Linehan
                 as Attorney-in-Fact

                               INDEX TO EXHIBITS

  EXHIBIT
   NUMBER                             DESCRIPTION
  -------                             -----------
4             -- Rights Agreement dated as of July 9, 1996 between the
                 Company and The Liberty National Bank & Trust Co. of
                 Oklahoma City (incorporated by reference to Exhibit 1 to
                 the Registration Statement on Form 8-A (File No. 1-3939)
                 dated July 9, 1996).
5             -- Opinion of Russell G. Horner, Jr.
23.1          -- Consent of Arthur Andersen LLP.
23.2          -- Consent of Russell G. Horner, Jr. (included in Exhibit
                 5).
24            -- Powers of Attorney.